UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2022

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-236260	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported on Current Report on Form 8-K filed on September 14, 2021, LMP Lubbock 001 Holdings, LLC, a Texas limited liability company (“LMPL”), a wholly-owned subsidiary of LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”) entered into a dealership asset purchase agreement (the “APA”) with Steve McGavock (“Principal”), McGavock Auto Group, L.L.P., a Texas limited partnership, McGavock Nissan of Abilene, L.L.P., a Texas limited partnership, McGavock Nissan of Amarillo, LP, a Texas limited partnership, McGavock West Texas Motors, L.P., a Texas limited partnership, and McGavock Nissan of San Marcos, L.P., a Texas limited partnership (collectively, the “Seller”), to acquire the assets related to the Seller’s ownership and operation of a franchised Nissan motor vehicle dealerships located at (i) 818 E Overland Trail, Abilene, Texas 79601, (ii) 4700 S Soncy Rd., Amarillo, Texas 79119, (iii) 6312 Milwaukee Ave., Lubbock, Texas 79424, and (iv) 2980 I-35, San Marcos, Texas 78666 and a franchised Infiniti dealership located at 6225 TX-327 Spur, Lubbock, Texas 79424 (collectively, the “Dealerships”). On January 31, 2022, the Company’s acquisition of the Dealerships was terminated in accordance with the terms of the APA, along with the proposed purchase of the real property on which the Dealerships are located. In connection with such termination, the Seller retained a deposit made by the Company in an amount equal to one million five hundred thousand dollars ($1,500,000). The description of the APA and the transactions contemplated thereby are incorporated by reference to the Company’s Current Report on Form 8-K filed on September 14, 2021.

Item 8.01 Other Events.

On February 3, 2022, the Company issued a press release announcing the termination of the APA in accordance with its terms. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 3, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2022

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	Chief Executive Officer

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